                                                                   EXHIBIT 99.1

                          $850,000,000 (APPROXIMATE)
                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-8

              INFORMATION REGARDING CERTAIN SUBSEQUENT CONTRACTS

  Set forth below is information regarding manufactured housing installment sales contracts and installment loan agreements transferred to the Trust on the Closing Date. The information below includes the Initial Contracts described in the Prospectus Supplement dated December 3, 1997 and the Additional Contracts transferred to the Trust on the Closing Date. There will be no Subsequent Contracts transferred to the Trust after the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

     GEOGRAPHICAL DISTRIBUTION OF INITIAL AND ADDITIONAL CONTRACT OBLIGORS

                                                                      AGGREGATE    % OF CONTRACT
                                                                      PRINCIPAL       POOL BY
                                                   % OF CONTRACT       BALANCE      OUTSTANDING
                                    NUMBER OF    POOL BY NUMBER OF   OUTSTANDING     PRINCIPAL
                                 CONTRACTS AS OF  CONTRACTS AS OF    AS OF CUT-    BALANCE AS OF
                                  CUT-OFF DATE     CUT-OFF DATE       OFF DATE     CUT-OFF DATE
                                 --------------- ----------------- --------------- -------------
Alabama.................          1,201             5.63%      $ 38,551,264.94      4.54%
Alaska..................              1               *              76,056.00       .01
Arizona.................            426             2.00         18,113,121.04      2.13
Arkansas................            479             2.25         14,602,120.90      1.72
California..............            479             2.25         18,951,130.41      2.23
Colorado................            560             2.63         28,545,237.30      3.36
Connecticut.............             11              .05            317,163.28       .04
Delaware................             94              .44          4,416,903.44       .52
Florida.................          1,340             6.29         58,383,746.46      6.86
Georgia.................          1,244             5.84         46,128,525.86      5.43
Idaho...................            121              .57          6,285,404.15       .74
Illinois................            344             1.61         12,237,577.25      1.44
Indiana.................            545             2.56         22,602,178.31      2.66
Iowa....................            272             1.28          9,217,993.74      1.08
Kansas..................            267             1.25          9,760,069.65      1.15
Kentucky................            592             2.78         21,109,497.35      2.48
Louisiana...............            467             2.19         14,967,525.86      1.76
Maine ..................            202              .95         10,161,802.73      1.20
Maryland................            101              .47          3,265,089.33       .38
Massachusetts...........             16              .08            613,387.14       .07
Michigan................          1,300             6.10         61,114,265.25      7.18
Minnesota...............            366             1.72         12,049,386.85      1.42
Mississippi.............            597             2.03         13,907,569.12      1.64
Missouri................            433             2.80         18,946,580.42      2.23
Montana.................            163              .76          6,898.870.65       .81
Nebraska................            116              .54          4,921,638.17       .58
Nevada..................            202              .95         11,305,603.60      1.33
New Hampshire...........            140              .66          5,230,629.09       .62
New Jersey..............              5              .02            213,584.23       .03
New Mexico..............            534             2.51         24,072,478.64      2.83
New York................            316             1.48         12,324,660.60      1.45
North Carolina..........          1,931             9.05         82,030,158.86      9.64
North Dakota............            104              .49          3,728,171.16       .44
Ohio....................            605             2.84         26,545,629.13      3.12
Oklahoma................            414             1.94         14,366,665.42      1.69
Oregon..................            218             1.02         14,066,742.72      1.65
Pennsylvania............            347             1.63         14,782,719.76      1.74
South Carolina..........            816             3.83         34,044,501.05      4.01
South Dakota............            155              .73          5,661,224.12       .67
Tennessee...............            659             3.09         21,953,270.67      2.58
Texas...................          1,539             7.21         56,247,811.61      6.62
U.S. Military Base......              1               *              23,135.70        *
Utah....................            123              .58          6,747,972.48       .79
Vermont.................             66              .31          3,137,529.89       .37
Virginia................            363             1.70         12,296,111.00      1.45
Washington..............            302             1.42         16,108,074.33      1.90
West Virginia...........            226             1.06          7,555,309.13       .89
Wisconsin...............            353             1.66         13,261,772.14      1.56
Wyoming.................            160              .75          8,151,262.98       .96
                                 ------           ------       ---------------    ------
Total.......................     21,316           100.00%      $849,999,123.91    100.00%
                                 ======           ======       ===============    ======

* Indicates an amount greater than zero but less than .5% of the Outstanding Principal Balance as of Cut-off Date.

          YEARS OF ORIGINATION OF INITIAL AND ADDITIONAL CONTRACTS

                                                                 % OF CONTRACT POOL BY
                                             AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING     BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------------   ------------------- ------------------- ---------------------
         1983...........            3          $     43,358.37             .01%
         1984...........            3                22,522.48              *
         1985...........            7                60,958.59             .01
         1986...........            5                51,548,35             .01
         1987...........            2                16,708.71              *
         1988...........           11               151,816.99             .02
         1989...........           22               387,061.09             .05
         1990...........           11               217,240.40             .03
         1991...........           24               493,043.83             .06
         1992...........           34               734,831.17             .09
         1993...........           26               633,168.85             .07
         1994...........           96             2,596,368.23             .31
         1995...........           92             2,933,290.37             .34
         1996...........          159             6,292,900.61             .73
         1997...........       20,821           835,364,305.87           98.27
                               ------          ---------------          ------
   Total................       21,316          $849,999,123.91          100.00%
                               ======          ===============          ======

* Indicates an amount greater than zero but less than .5% of the Outstanding Prinicipal Balance as of Cut-off Date.



           DISTRIBUTION OF INITIAL AND ADDITIONAL CONTRACT AMOUNTS

                                                                     % OF CONTRACT POOL BY
                                                 AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
    RIGINAL CONTRACTO        NUMBER OF CONTRACTS BALANCE OUTSTANDING     BALANCE AS OF
 AMONT (IN DOLLARS)(1)U      AS OF CUT-OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------------       ------------------- ------------------- ---------------------
    Less than $10,000.......          909          $  6,955,234.22             .82%
    Between $10,000 and
     $19,999................        3,355            51,116,085.57            6.01
    Between $20,000 and
     $29,999................        4,572           114,807,790.87           13.51
    Between $30,000 and
     $39,999................        3,932           136,131,993.26           16.02
    Between $40,000 and
     $49,999................        2,591           115,957,254.38           13.64
    Between $50,000 and
     $59,999................        2,064           112,813,885.87           13.27
    Between $60,000 and
     $69,999................        1,425            91,980,957.27           10.82
    Between $70,000 and
     $79,999................          928            69,382,894.57            8.16
    Between $80,000 and
     $89,999................          620            52,524,174.82            6.18
    Between $90,000 and
     $99,999................          450            42,737,949.00            5.03
    Between $100,000 and
     $109,999...............          207            21,636,143.21            2.55
    Between $110,000 and
     $119,999...............          113            12,999,661.18            1.53
    Between $120,000 and
     $129,999...............           64             7,967,236.53             .94
    Between $130,000 and
     $139,999...............           38             5,102,055.43             .60
    Between $140,000 and
     $149,999...............           20             2,888,732.92             .34
    Between $150,000 and
     $159,999...............            8             1,232,241.79             .14
    Between $160,000 and
     $169,999...............            8             1,332,375.01             .16
    Between $170,000 and
     $179,999...............            3               528,649.13             .06
    Between $180,000 and
     $189,999...............            3               546,702.94             .06
    Between $190,000 and
     $199,999...............            1               194,130.67             .02
    Between $200,000 and
     $249,999...............            4               901,324.86             .11
    Between $250,000 and
     $299,999...............            1               261,650.41             .03
                                   ------          ---------------          ------
       Total................       21,316          $849,999,123.91          100.00%
                                   ======          ===============          ======

   DISTRIBUTION OF INITIAL AND ADDITIONAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
-----------------------  ------------------- ------------------- --------------------------
Less than 61%...........          910          $ 28,522,769.04               3.36%
61% to 65%..............          318            12,835,116.70               1.51
66% to 70%..............          432            17,920,630.38               2.11
71% to 75%..............          645            28,791,666.18               3.39
76% to 80%..............        1,879            73,593,884.41               8.66
81% to 85%..............        2,472           105,675,364.61              12.43
86% to 90%..............        7,088           296,418,488.03              34.86
91% to 95%..............        6,709           256,154,633.71              30.14
Over 95%................          863            30,086,570.85               3.54
                               ------          ---------------             ------
   Total................       21,316          $849,999,123.91             100.00%
                               ======          ===============             ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                     INITIAL AND ADDITIONAL CONTRACT RATES

                                                    AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
 ---------------------          ------------------- ------------------- --------------------------
Less than 5.00001%...........             4            $    248,352.47              .03%
From  5.00001% to  6.00000%..            49               2,871,997.25              .34
From  6.00001% to  7.00000%..           871              65,702,349.36             7.73
From  7.00001% to  8.00000%..         1,816             119,032,146.74            14.00
From  8.00001% to  9.00000%..         3,291             176,571,305.04            20.76
From  9.00001% to 10.00000%..         3,610             158,273,990.93            18.62
From 10.00001% to 11.00000%..         3,900             141,913,317.50            16.70
From 11.00001% to 12.00000%..         3,855             112,472,954.27            13.23
From 12.00001% to 13.00000%..         2,097              44,540,764.15             5.24
From 13.00001% to 14.00000%..         1,460              24,537,148.03             2.89
From 14.00001% to 15.00000%..            75               1,081,629.20              .13
From 15.00001% to 16.00000%..           247               2,350,783.08              .28
From 16.00001% to 17.00000%..            41                 402,385.89              .05
Over 17.00000%...............             0                        .00              .00
                                     ------            ---------------           ------
   Total................             21,316            $849,999,123.91           100.00%
                                     ======            ===============           ======

       REMAINING MONTHS TO MATURITY OF INITIAL AND ADDITIONAL CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
    MONTHS REMAINING     NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
   ------------------    ------------------- ------------------- --------------------------
Less than 31............           22          $    136,688.10                .02%
31 to 60................          501             4,408,656.58                .52
61 to 90................          605             8,163,399.56                .96
91 to 120...............        1,475            23,511,025.11               2.77
121 to 150..............          550            11,097,560.63               1.31
151 to 180..............        3,182            75,093,465.37               8.83
181 to 210..............          151             5,209,198.54                .61
211 to 240..............        3,564           114,712,658.14              13.50
241 to 270..............           35             1,527,633.10                .18
271 to 300..............        1,773            63,438,484.18               7.46
301 to 330..............           13               571,348.29                .07
331 to 360..............        9,445           542,129,006.31              63.77
                               ------        -----------------             ------
   Total................       21,316          $849,999,123.91             100.00%
                               ======        =================             ======

* Indicates an amount greater than zero but less than .5% of the Original Principal Balance as of Cut-Off Date.